Other Non-Operating Income , Net Other Non-Operating Income (Expense), Net	12 Months Ended
Aug. 29, 2013
Other Nonoperating Income (Expense) [Abstract]
Other Non-Operating Income Expense, Net [Text Block]
Other Non-Operating Income (Expense), Net

For the year ended	2013	2012	2011
Gain (loss) from changes in currency exchange rates	$(229)	$(6)	$(6)
Loss on extinguishment of debt	(31)	—	(113)
Gain (loss) from investments	(5)	35	(3)
Gain from issuance of Inotera shares	48	—	—
Other	(1)	—	13
	$(218)	$29	$(109)

Loss on extinguishment of debt for 2013 resulted from the early repurchase of a portion of our 2014 Notes. Loss on extinguishment of debt for 2011 included $111 million recognized in connection with a series of debt restructure transactions with certain holders of our convertible notes. (See "Debt" note.)

Other non-operating income for 2011 included $15 million for the termination of our debt guarantee obligation that we recorded in connection with our acquisition of Numonyx.